                                                                   EXHIBIT 10.22

                          SOFTWARE DEVELOPMENT CONTRACT

CONTRACT NO.:        ITS20020528

PROJECT NAME:        ONLINE DECLARATION SYSTEM

PARTY A:             BEIJING ITOWNET CYBER TECHNOLOGY LTD.

PARTY B:             BEIJING NEW TAKE ELECTRONIC COMMERCE LIMITED

SIGNING LOCATION:    BEIJING MUNICIPALITY

SIGNING DATE:        MAY 28, 2002

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                               TABLE OF CONTENTS

SECTION 1    DEFINITIONS.............................................................................     3

SECTION 2    PROJECT CONTENTS AND REQUIREMENTS.......................................................     4

SECTION 3    CONTENTS OF CONSTRUCTION PROJECT........................................................     5

SECTION 4    SYSTEM DESIGN PROPOSAL..................................................................     5

SECTION 5    TRAINING................................................................................     6

SECTION 6    DOCUMENTATION...........................................................................     6

SECTION 7    SYSTEM ACCEPTANCE INSPECTION............................................................     6

SECTION 8    CONTRACT AMOUNT AND PAYMENT METHOD......................................................     8

SECTION 9    QUALITY ASSURANCE.......................................................................     8

SECTION 10   SERVICE AND MAINTENANCE.................................................................     9

SECTION 11   CONSTRUCTION PERIOD AND CONSTRUCTION PROJECT PROGRESS...................................     9

SECTION 12   FORCE MAJEURE...........................................................................    10

SECTION 13   BREACH OF CONTRACT......................................................................    10

SECTION 14   CONFIDENTIALITY.........................................................................    11

SECTION 15   PATENTS AND INTELLECTUAL PROPERTY RIGHTS ("IPR")........................................    12

SECTION 16   SOFTWARE COPYRIGHTS AND LICENSES........................................................    12

SECTION 17   DISPUTE RESOLUTION METHOD...............................................................    13

SECTION 18   CONTRACT MODIFICATION...................................................................    13

SECTION 19   CONTRACT VALIDITY, CANCELLATION AND TERMINATION.........................................    13

SECTION 20   MISCELLANEOUS...........................................................................    14

SECTION 21   SIGNING.................................................................................    15

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                           SECTION 1     DEFINITIONS

      Beijing iTowNet Cyber Technology Ltd. (hereinafter referred to as "iTowNet") hereby authorizes Beijing New Take Electronic Commerce Limited (hereinafter referred to as "New Take") to undertake the technology development and construction project implementation for the iTowNet Online Declaration System. Based on Party A's requirements, Party B will write a requirements analysis report, a system proposal, compilation codes, and software tests and provide related technical support, and it will provide Party A with the related services that are agreed upon in this contract. In accordance with the "Contract Law of the People's Republic of China" and applicable regulations, and in order to specify the rights, obligations, and economic responsibilities of both parties, both parties have agreed through consultation to sign this contract. The contract terms are specified below:

The terms listed below should have the following meanings in this contract:

1.1 "Party A" refers to "Beijing iTowNet Cyber Technology Ltd.," the client requesting the technical development of the "iTowNet Online Declaration System."

1.2 "Party B" refers to "Beijing New Take Electronic Commerce Limited," the development firm of this "iTowNet Online Declaration System."

1.3   "One contracting party" refers to either Party A or Party B.

1.4   "Both contracting parties" refers to Party A and Party B.

1.5 "The contract" refers to this contract and all of its inseparable attachments that are part of the contract.

1.6 "The system" refers to the set of applications consisting of the design proposal, design software, and related hardware and software equipment to be provided in accordance with the requirements contents that are set forth in the "Requirements Analysis Report" on the iTowNet Online Declaration System.

1.7 "Third party software" refers to software outsourced from third party such as operating systems and databases that are attached to the hardware equipment or that are essential to the proper operation of the whole system.

1.8 "Application software" refers to application programs that are to be developed by Party B to meet Party A's requirements and that will ultimately be handed over to Party A.

1.9 "Technical documentation" refers to all technical parameters, drawings, designs, manuals, and other proprietary information that are specified in the contract and

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      to related documents on the calculation, operation, maintenance, and testing of the system.

1.10 "Technical services" refers to services that are provided in accordance with the contractual provisions, such as system design, installation supervision, installation, testing, debugging, inspection, system operation, maintenance, support and others.

1.11 "Software upgrades" refers to program modifications and corrections that are performed by Party B, including code changes and alterations of end user documentation that do not materially change program indices or constitute version upgrades.

1.12 "Version upgrades" refers to major improvements to the application programs which are certified by Party B to be new versions. Such improvements expand, alter, and enhance programs by increasing functions and performance while retaining the design purposes of the original programs.

1.13 "The construction site" refers to the system's specific installation and debugging location as designated by Party A.

1.14 "Training" refers to the principles and the actual operation of the system installation, debugging, operation and maintenance that are taught to Party A by Party B, as well as to other related knowledge.

1.15 "The final test" refers to the last test before the system goes into regular operation. The test contents include the operating stability of all of the system's hardware and third party software and the stability of the application software and specially developed software. They also include completeness of documentation and the suitability of training progress. After the system passes the final test, it goes into regular operation.

                SECTION 2      PROJECT CONTENTS AND REQUIREMENTS

2.1 The objective of this project is to complete the iTowNet Online Declaration System and ensure that lawful users of iTowNet can apply for and obtain over the Internet an Origin Certificate and declare their imported or exported goods online in a secure, fast and convenient manner. For the detailed requirements and demands, see the "Requirements Analysis Report."

2.2 The said system is divided into three parts: exported goods inspection, imported goods inspection, and electronic Origin Certificate.

2.3 Based on Party A's requirements, Party B will perform certain work such as writing the requirements analysis report, designing the system proposal, compiling codes, testing software, and providing technical support.

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2.4   The requirements and indices for this project are as follows:

      -     Number of simultaneous users: More than 100

      -     System structure: B/S

      -     Technology used: J2EE

For the detailed requirements for this project, see the "Requirements Analysis Report."

                SECTION 3      CONTENTS OF CONSTRUCTION PROJECT

The construction project contents that are referred to in this contract should include but are not limited to the ones listed below:

      -     System design proposal

      -     Application software program's design and development

      - Support software optimal deployment and application software deployment

      -     Testing and acceptance inspection

      -     Training of Party A's staff

      -     Provision of technical documentation

      -     Service and maintenance

                    SECTION 4        SYSTEM DESIGN PROPOSAL

4.1 Party B promises to draw up a design proposal that meets the project development requirements based on Party A's needs. After obtaining Party A's consent, this design proposal will be regarded as the basis for the development of the said project.

4.2 After the project design proposal is approved by Party A, Party B is not entitled to unilaterally revise this proposal. If this proposal needs to be revised upon Party B's initiative, Party A's consent must be obtained. Moreover, the revised design proposal will be valid only after the revised design proposal is presented to Party A.

4.3 If this proposal needs to be revised upon Party A's initiative, Party A should notify Party B in writing, and Party B should draw up a new design proposal as soon as possible based on Party A's needs and submit it for Party A's consent. If Party B devotes more than eight hours of staff work because the revision scope is too large, both parties should determine through consultation the additional costs that Party A is required to pay.

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                           SECTION 5        TRAINING

5.1 Party B promises to draw up a training program based on the project requirements (for details, see the "Training Program"). After obtaining Party A's consent, such training program will be regarded as the basis for the training.

5.2 Party B promises to provide technical training to Party A's technicians, and the time schedule for training will be jointly agreed upon by both parties.

                         SECTION 6        DOCUMENTATION

6.1 Party B promises to provide all related documentation (for details, see the "Provided Documentation List") during the system development process until the work is completed and pass the acceptance inspection.

6.2 Party B promises to cooperate with Party A at the time of system modifications or updates and upgrades, and to promptly provide updated or corresponding documentation.

                 SECTION 7        SYSTEM ACCEPTANCE INSPECTION

7.1   ACCEPTANCE INSPECTION CRITERIA

      7.1.1 Party B promises to be responsible for drawing up the technical specifications, criteria, and progress plans for the final test of the system, and for writing a "System Acceptance Inspection Proposal". After the said proposal is approved and signed by Party A, it will be regarded as the basis for the final test and for the phased acceptance inspections of the system. In order to ensure that the said project is completed in accordance with the predetermined schedule and quality, Party A is entitled to conduct regular phased inspections and acceptance inspections of the project, and the acceptance inspection criteria will be in the "Requirements Analysis Report" that is jointly signed by both parties. In the inspection process, if Party A discovers inappropriate issues in the original requirements, after obtaining the consent of Party B, it may suitably revise the requirements; if the scope of revision of the requirements is too large and increases Party B's development difficulties, Party B is entitled to claim for increased expenses.

      7.1.2 Party B consents to the organization by Party A of the relevant team of experts to conduct the final test of the system, and it promises to send a representative to cooperate with Party A in the completion of the project

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            acceptance inspection work. For the system's final test criteria, see the "System Acceptance Inspection Proposal."

      7.1.3 Party A agrees to sign the initial test and final test reports with Party B after the final test work is completed.

7.2   THE FINAL TEST OF THE SYSTEM

      7.2.1 If, after the installation and debugging of the application software is completed and the system enters the test operation stage, the system operates normally for 15 consecutive days, the application software programs are stable, the documentation is complete, and appropriate progress has been made in training, then the system meets the final test terms. After the end of its test operation stage, the system can undergo its final test, and Party B will present a written final test request.

      7.2.2 Party A must organize the final test of the system within one week after receipt of Party B's final test request.

      7.2.3 Before the final test, Party B should provide all of the construction project documentation and the installation test report, and it should also provide the final test documentation. The final test may proceed after Party A's consent is obtained.

      7.2.4 The final test of the system should be carried out with the participation of Party A's technicians and in accordance with the provisions of the "System Acceptance Inspection Proposal," and Party B's technicians will conduct the specific test work. The test results should be recorded in detail, and the participating staff of both parties should sign and certify each item. The entire test results must be signed by the representatives of both parties.

      7.2.5 After the system passes the final test, the "System Final Test Report" should be signed by the representatives of both parties within two days after the completion of the test.

7.3   THE SYSTEM'S OFFICIAL OPERATIONS WARRANTY PERIOD

      7.3.1 Starting on the day that the final test is passed, the system automatically enters the official operations warranty period, which lasts for one year.

      7.3.2 During the warranty operations period, upon Party A's request, Party B's technicians should provide full onsite technical support.

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               SECTION 8      CONTRACT AMOUNT AND PAYMENT METHOD

8.1   CONTRACT AMOUNT

      Total contract price:
             RMB in words: three million;
                     in figures: [RMB]3,000,000.00.

8.2   PAYMENT METHOD

      8.2.1 Within 15 business days after the contract takes effect, Party A will pay to Party B 10 percent of the total amount, or RMB300,000 (RMB in words: three hundred thousand).

      8.2.2 Within one month of the final test of the system, Party A will pay to Party B 80 percent of the total amount, or RMB2.4 million
            (RMB in words: two million four hundred thousand).

      8.2.3 Party A will hold 10 percent of the total contract amount, or RMB300,000 (RMB in words: three hundred thousand), as a quality security deposit for 12 months. After the project passes the whole acceptance inspection and the system operates normally and fault-free for 12 months, the deposit will be paid by Party A to Party B. If the system malfunctions during the quality security deposit period, Party B should immediately deal with it onsite. Party A will recalculate the quality security deposit period from the date of the repair of the malfunction.

                       SECTION 9       QUALITY ASSURANCE

9.1 Party B is responsible for providing Party A with technical training and technical advisory services in order to ensure that the system can operate in accordance with the stipulated criteria under the conditions of correct configuration, a good environment, and proper maintenance.

9.2 In the course of the project, Party A should provide Party B with the necessary operations advice and should coordinate with Party A's relevant departments so that they provide the necessary support to Party B. When necessary, Party A should convene the relevant departments to hold an operation coordination conference in order to ensure Party B's development progress and development quality.

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                    SECTION 10      SERVICE AND MAINTENANCE

10.1 Party B promises to draw up a service and maintenance program before the signing of this contract. After it is approved by Party A, it will be regarded as the basis for the services and maintenance work.

10.2 Party B promises to provide Party A, during the project implementation process and after the system goes into operation, with the relevant services and maintenance work in accordance with the service and maintenance program.

10.3 After the service and maintenance program is approved by Party A and certified by both parties, neither party is entitled to revise it unilaterally (if the maintenance contents need to be revised due to technical needs, both parties should consult each other and approve the revisions before the maintenance contents may be revised).

10.4 If the service and maintenance work contents need to be revised due to Party A's work needs, Party A should notify Party B in writing. Party B should consult with Party A immediately, draw up a new service and maintenance program, and submit it for approval by Party A.

10.5 In order to ensure that the said system operates smoothly and safely after the project development is complete, Party B promises to provide three years of maintenance service for the project. The response time for a software maintenance problem is 12 hours, and the response time for a database maintenance problem is two hours.

10.6 Party B will provide one year of free maintenance service for the project covered by this contract, and the maintenance period starts after the acceptance inspection of the system; it provides three years of preferential technical upgrading services for the provided software products; and it provides free capacity expansion and upgrading upon Party A's request.

10.7 After the warranty period, Party B promises to continue to provide Party A with technical support, and Party A is responsible for paying Party B for the costs and expenses that are actually incurred.

     SECTION 11      CONSTRUCTION PERIOD AND CONSTRUCTION PROJECT PROGRESS

11.1 The construction period of this project is from the construction start date until the representatives of both parties sign the final test report, which is projected to be 90 days.

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11.2  The construction start date of this project is the date on which Party A makes the advance payment to Party B after the contract takes effect.

                         SECTION 12      FORCE MAJEURE

12.1 Force majeure refers to events such as wars, fires, typhoons, floods, earthquakes, or other events that both parties jointly hold to be force majeure events. The confirmation of a force majeure event must be based on legally valid supporting documents that are provided by an authoritative body that is jointly recognized by both parties.

12.2 If either party is forced to suspend or postpone the contract performance due to force majeure event, the contract performance will be correspondingly delayed, and the postponement period will equal to the time when the force majeure is in effect.

12.3 The affected party should notify the other party in writing of the occurrence of a force majeure event as soon as possible.

12.4 After a force majeure ends or is eliminated, the affected party should notify the other party in writing as soon as possible that the force majeure event is ended or eliminated.

12.5 If the force majeure event exceeds two months, either party should contact the other party to resolve the matter of the contract performance. If the force majeure event exceeds three consecutive months, either party is entitled to terminate all or part of the contract, and Party B must return to Party A the amount related to the non-performance of the contract.

                       SECTION 13     BREACH OF CONTRACT

13.1 If, because of Party B, the system cannot be turned over on schedule as provided in this contract, Party B will be responsible for paying a fine. Starting on the scheduled date of delivery of the system, it will pay a fine of 0.5 percent of the contract price of the delayed goods for every week of late delivery. Less than one week will be counted as one week, but the total fine may not exceed 20 percent of the value of the system that is delivered late.

13.2 If, because of Party A, there is an overdue payment, Party A should pay a breach penalty to Party B. After two weeks past the deadline provided in the payment terms of this contract, Party A should pay a late penalty of
      0.5 percent of the overdue amount for every week of late payment. Less than one week is counted as

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      one week, but the total penalty may not exceed 20 percent of the amount of the late payment.

13.3 After the signing of this contract, if the contract performance is terminated because of Party B, Party B will pay Party A a breach penalty of 5 percent of the contract amount.

13.4 After the signing of this contract, if the contract performance is terminated because of Party A, Party A will pay Party B a breach penalty of 5 percent of the contract amount.

13.5 Excluding force majeure events, if the construction period is delayed due to what both parties jointly hold to be Party A's fault (such as the failure to promptly provide the test environment), Party B assumes no liability.

13.6 Excluding force majeure events, if, due to what both parties jointly hold to be Party A's fault, a system malfunction occurs and causes a production loss, Party B assumes no liability.

                        SECTION 14       CONFIDENTIALITY

14.1 Both parties have unanimously agreed through consultation that, while the contract is in effect and after the contract is terminated, either party will keep in strict confidentiality the secret information about affairs, business, or operations pertaining to the other party and the technical documentation provided by Party B. Both parties will sign a confidentiality agreement. Except with the authorization of the other party or due to the need for related parties to conduct operations, neither party may disclose any confidential information at any time to any person. Both parties further agree not to turn over any confidential information to any person, unless with the written consent of the other party or due to a reasonable need of one party to fulfill its obligations. Both parties agree not to copy or transcribe confidential information.

14.2  This clause does not apply to the contents listed below:

      (1) Contents that are, when provided, already in the public domain or in the category of common knowledge;

      (2) Contents that are in the public domain through publications or other reasons (excluding unauthorized actions or negligence), and that have become common knowledge;

      (3) Contents provided by any third party without restrictions, for which contents the said third party has no express or implicit obligations to keep confidential;

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      (4)   Contents that are required by law to be disclosed to any institution or organization.

14.3 The software that is provided by Party B is not involved in any copyright disputes. If the use of software that is provided by Party B results in a copyright dispute, Party B will assume responsibility for all consequential losses to Party A.

       SECTION 15       PATENTS AND INTELLECTUAL PROPERTY RIGHTS ("IPR")

15.1 Both contracting parties should protect patents that appear in the contract.

15.2 Party B guarantees that neither the equipment nor any part of the equipment that Party A uses in the contract is subject to claims or legal proceedings filed by a third party concerning infringements of its patents, trademarks, industrial designs, or other protected rights.

15.3 Party B holds the entire intellectual property rights to software products that are provided to Party A, and revisions of Party B's software that are made by Party B for Party A's current work requirements are applicable only to this project.

                SECTION 16      SOFTWARE COPYRIGHTS AND LICENSES

16.1  COPYRIGHTS

      All software developed by Party B in the said project is commissioned for development by Party A and its software copyrights belong to Party A. In light of the fact that Party B uses certain proprietary technology in the development process of this software, Party A is responsible for the confidentiality of the details of the software. Without the consent of the other party, neither party may sell, transfer, or disclose the above-mentioned software, materials, or descriptions to a third party.

16.2  Proprietary technology that is involved in the software is owned by Party
      B. The ownership or naming rights to the software are not transferred to Party A.

16.3  SCOPE OF PERMISSION

      Proprietary technology that is involved in the software is protected by copyright laws and international treaties. Party A may not reverse engineer, decode, or decompile this part of the software, except where the law provides that Party B may not prohibit such actions.

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      Electronic documentation. Unless otherwise provided, Party A may, in the reasonable exercise of its rights to use this software, print out the electronic software documentation that is attached to the software.

                   SECTION 17      DISPUTE RESOLUTION METHOD

If a dispute arises in the performance of this contract, both parties will resolve it through consultation. If mutual consultation fails, both parties consent to its arbitration by the Beijing Arbitration Commission.

                     SECTION 18      CONTRACT MODIFICATION

18.1 In the event that an authoritative body that is jointly recognized by both parties provides certification, and both parties jointly confirm that a force majeure event has occurred and has forced the suspension or postponement of the contract performance, the contract performance will be correspondingly delayed, and the postponement time will equal to the time when the force majeure event is in effect. If the force majeure event exceeds two months, either party should contact the other party to resolve the matter of the contract performance. If the force majeure event exceeds three consecutive months, either party is entitled to terminate all or part of the contract, and Party B must return to Party A the amount related to the non-performance of the contract.

18.2 If, excluding force majeure events, certain factors arise in the course of the implementation of this project that make one party hold that it is necessary to modify the contract, it must notify the other party in writing as soon as possible. After obtaining the approval of the other party through consultation, a new contract must be signed. Otherwise, neither party is entitled to modify the contract unilaterally.

        SECTION 19      CONTRACT VALIDITY, CANCELLATION AND TERMINATION

19.1 The date on which the authorized representatives of both parties sign and seal this contract is the effective date of this contract.

19.2 The occurrence of any of the circumstances listed below may render the contract cancelled or terminated:

      (1)   This contract is valid, and it has been completely fulfilled.

      (2) If the force majeure event exceeds two months, either party should contact the other party, in order to resolve the matter of the contract performance. If the force majeure event exceeds three consecutive months, either party

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            is entitled to terminate all or part of the contract, and Party B must return to Party A the amount related to the non-performance of the contract.

      (3) Excluding force majeure causes, both parties jointly agree to an early cancellation of the contract.

      (4) In accordance with the decision of the arbitration agency, the contract is cancelled or terminated.

                         SECTION 20      MISCELLANEOUS

20.1 The terms of this contract constitute the entire agreement and understanding reached by both parties on the subject matter of this contract, and they shall replace and supersede all previous agreements, understandings, related documents, and presentations.

20.2 Any revisions of or supplements to the terms of this contract must be made through written documents signed by the authorized representatives of both parties to the contract. Revisions or supplements that are jointly signed by both parties have a legal effect equal to this contract. If they conflict with the terms of this contract, the revisions or supplements will prevail. This contract consists of four identical original copies, and each party keeps two copies.

20.3 Neither party may disclose the contract contents to a third party, unless the prior consent of the other party is obtained. However, if it is required to submit this contract to a government department concerned for approval, the consent of the other party is not required.

20.4 Matters not covered in this contract are all implemented in accordance with the relevant existing laws of the People's Republic of China.

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                            SECTION 21      SIGNING

                                                                                         Technology
Party      Title (or Name)                 Beijing iTowNet Cyber Technology Ltd.          Contract
  A                                                                  (Signature)         Special Seal
                Legal                                                                        or
            Representative                                Lin Dekang (Signature)         Official Seal

             Authorized
               Agent                                 s/ Xu Zhong Hai (Signature)           Beijing
           Contact Person                                                                   iTowNet
             (Person in                                      Chen Yu (Signature)            Cyber
                Charge)                                                                    Technology
                                  5th Floor, Union Plaza,                                    Ltd.
              Residence             20 Chaowai Street,          Zip                         [Seal]
           (Postal Address)         Chaoyang  District,         Code      100020
                                   Beijing 100020, The
                                   People's Republic of
                                         China

             Telephone             65885531-6002      Fax        65885397

                                     Beijing City Commercial Bank, Hongxing
           Bank of Deposit                          Branch

              Account No.                     400120109056224

Party         Title (or Name)       Beijing New Take Electronic Commerce Limited          Technology
  B                                                                  (Signature)           Contract
               Legal                                                                     Special Seal
           Representative                                Wang Shuang (Signature)              or
              Authorized                                                                 Official Seal
                Agent                             /s/ Zhang Jing Xiu (Signature)

            Contact Person                                                               Beijing New
              (Person in                                             (Signature)             Take
               Charge)                                                                    Electronic
                                 20 Chaowai Street,                                        Commerce
              Residence           Chaoyang District,            Zip       100020           Limited
          (Postal Address)        Beijing   100020, The         Code                        [Seal]
                                 People's Republic of
                                       China

            Telephone                 65881038        Fax        65883396

           Bank of Deposit            China Construction Bank Donghuan
                                           Representative Office

            Account No.                     2610019855

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Affix Revenue Stamps Here

[Revenue Stamp]

Contract Registration No

         0|3|1|1|0|0|3|0|0|0|0|0|7|3| | |

      1. Registration Applicant:__________________________________________

      2. Registration Materials: (1)______________________________________

                                 (2)______________________________________

                                 (3)______________________________________

      3. Contract Type:___________________________________________________

      4. Contract Transaction Amount:_____________________________________

      5. Technology Transaction Amount:___________________________________

                 Technology Contract Registration Agency (Seal)
                                     [Seal]

                                 Person in Charge: /s/
                                      December 31, 2002

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